                                                                    Exhibit 99.6

                                 [FORM OF PROXY]

                                EXACTIS.COM, INC.

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder of Exactis.com, Inc. hereby appoints E. Thomas Detmer, Jr. and Kenneth W. Edwards, Jr., and each of them, with full power of substitution to represent and to vote on behalf of the undersigned all of the shares of Exactis.com, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at The Southgate Tower Suite Hotel, 371 Seventh Avenue, Garden Room, New York, NY 10001, on June 27, 2000, at 11:00 a.m., time, and at any adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and joint proxy statement-prospectus for the meeting (receipt of which is hereby acknowledged).

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


                         (To be Signed on Reverse Side)

                                    EXACTIS.COM, INC.
                                    717 17th STREET,
                                    SUITE 500
                                    BOULDER, COLORADO 80202


                                          See Reverse

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1) and (2).

1.    PROPOSAL TO ADOPT THE MERGER AGREEMENT.

      FOR      AGAINST     ABSTAIN

2. PROPOSAL TO APPROVE AMENDMENTS TO THE EXACTIS.COM, INC. 1999 EQUITY INCENTIVE PLAN.

      FOR      AGAINST     ABSTAIN

3. In their discretion upon such other matters as may properly come before the meeting.

            I will attend the meeting.       I will not attend the meeting.


Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


      ______________________________        Date___________________
            Signature

      ______________________________        Date___________________
      Signature if held jointly

      Votes must be indicated in Black or Blue ink.

Please return promptly in the enclosed postage-paid envelope.